Exhibit 21.1
NOBLE CORPORATION SUBSIDIARIES (as of March 2, 2006)

SUBSIDIARY NAME	INCORPORATED OR ORGANIZED IN:
Noble Holding (U.S.) Corporation (1)	Delaware
Noble Holding Europe Sarl (1)	Luxembourg
Noble Drilling (Cyprus) Limited (1)	Cyprus
Noble Engineering & Development Limited (1)	Cayman Islands
Noble Downhole Technology Ltd. (1)	Cayman Islands
Noble Holding International Limited (1)	Cayman Islands
Noble Investment Capital AS (1)	Norway
Noble Drilling Corporation (2)	Delaware
Maurer Technology Incorporated (2)	Delaware
Noble Drilling Holding LLC (3)	Delaware
Noble Drilling Americas LLC (3)	Delaware
Noble International Services LLC (3)	Delaware
Noble North Africa Limited (3)	Cayman Islands
Noble Drilling Holding Limited AG (4)	Switzerland
Noble Drilling (Denmark) Holding ApS (4)	Denmark
Noble Drilling (Deutschland) GmbH (5)	Germany
Noble Technology (Canada) Ltd. (5)	Canada
Noble Engineering & Development de Venezuela C.A. (6)	Venezuela
Noble Drilling International Inc. (7)	Delaware
Noble Drilling Services Inc. (7)	Delaware
Noble Drilling (U.S.) Inc. (7)	Delaware
Noble Earl Frederickson LLC (7)	Delaware
Noble Carl Norberg LLC (7)	Delaware
Triton Engineering Services Company (7)	Delaware
WELLDONE Engineering GmbH (8)	Germany
Noble (Middle East) Limited (9)	Cayman Islands
International Directional Services Ltd. (9)	Bermuda
Noble Asset Company Limited (9)	Cayman Islands
Noble Asset (U.K.) Limited (9)	Cayman Islands
Noble Contracting GmbH (9)	Switzerland
Noble Drilling (Nigeria) Ltd. (9)	Nigeria
Noble Drilling (Paul Wolff) Ltd. (9)	Cayman Islands
Noble Drilling (TVL) Ltd. (9)	Cayman Islands
Noble Enterprises Limited (9)	Cayman Islands
Noble International Finance Company (9)	Cayman Islands
Noble International Limited (9)	Cayman Islands
Noble Mexico Limited (9)	Cayman Islands
Noble-Neddrill International Limited (9)	Cayman Islands
Noble Drilling (N.S.) Limited (9)	U.K.
Noble Drilling (Denmark) ApS (9)	Denmark
Noble Campeche Limited (9)	Cayman Islands
Noble Drilling (Carmen) Limited (9)	Cayman Islands
Noble Gene Rosser Limited (9)	Cayman Islands
Noble Mexico Services Limited (9)	Cayman Islands
Noble Offshore Contracting Limited (9)	Cayman Islands
Noble Offshore Mexico Limited (9)	Cayman Islands
Sedco Dubai LLC (10)	Dubai
Noble Brasil Investimentos e Participacoes Ltda. (11)	Brazil
Noble Drilling (Norway) AS (12)	Norway
Noble Drilling Services (Norge) AS (12)	Norway
Noble John Sandifer LLC (13)	Delaware
Noble Drilling (Jim Thompson) Inc. (13)	Delaware
Noble (Gulf of Mexico) Inc. (13)	Delaware
Noble Drilling Exploration Company (13)	Delaware
Noble Asset Mexico LLC (13)	Delaware
Noble Bill Jennings LLC (13)	Delaware
Noble Johnnie Hoffman LLC (13)	Delaware
Noble Leonard Jones LLC (13)	Delaware
Noble Drilling (Canada) Ltd. (14)	Alberta

NOBLE CORPORATION SUBSIDIARIES (as of March 2, 2006)

SUBSIDIARY NAME	INCORPORATED OR ORGANIZED IN:
Triton Engineering Services Company, S.A. (15)	Venezuela
Triton International, Inc. (15)	Delaware
Noble Drilling International (Cayman) Ltd. (16)	Cayman Islands
Maregem AS (17)	Norway
Noble do Brasil Ltda. (18)	Brazil
372733 Alberta Inc. (19)	Alberta
Bawden Drilling Inc. (19)	Delaware
Bawden Drilling International Ltd. (19)	Bermuda
Noble International Services Ltd. (19)	Bermuda
Triton Drilling Services Nigeria Limited (20)	Nigeria
Triton International de Mexico, S.A. de C.V. (20)	Mexico
Noble Drilling (Nederland) B.V. (21)	The Netherlands
Noble Drilling Asset (M.E.) Ltd. (22)	Cayman Islands
Noble Rochford Drilling (North Sea) Ltd. (22)	Cayman Islands
TSIA International (Antilles) N.V. (22)	The Netherlands Antilles
Arktik Drilling Limited, Inc. (23)	Bahamas
Noble Drilling International Ltd. (24)	Bermuda
Noble Drilling International Services Pte Ltd. (24)	Singapore
Noble Drilling (Malaysia) Sdn. Bhd. (24)	Malaysia
Noble Drilling Arabia Limited (25)	Saudi Arabia
Noble Drilling de Venezuela C.A. (25)	Venezuela
Noble Offshore de Venezuela C.A. (25)	Venezuela
Noble Drilling (U.K.) Ltd. (26)	U.K.
Noble Drilling (Land Support) Limited (26)	U.K.
Noble Operating (M.E.) Ltd. (27)	Cayman Islands
Resolute Insurance Group Ltd. (28)	Bermuda

1	100% owned by Noble Corporation

2	100% owned by Noble Holding (U.S.) Corporation

3	100% owned by Noble Holding International Limited

4	100% owned by Noble Holding Europe Sarl

5	100% owned by Noble Downhole Technology Ltd.

6	100% owned by Noble Engineering & Development Limited

7	100% owned by Noble Drilling Corporation

8	100% owned by Noble Drilling (Deutschland) GmbH

9	100% owned by Noble Drilling Holding LLC

10	Joint venture (owned 49% by Noble Drilling Holding LLC)

11	99% owned by Noble Drilling Holding Limited AG, 1% owned by Noble Drilling Holding LLC

12	100% owned by Noble Drilling (Denmark) Holding ApS

13	100% owned by Noble Drilling (U.S.) Inc.

14	100% owned by Noble Drilling International Inc.

15	100% owned by Triton Engineering Services Company

16	95% owned by Noble Drilling International Inc., 5% owned by Noble Drilling (U.S.) Inc.

17	99% owned by Noble Drilling Services Norge AS

18	99% owned by Noble Drilling Holding LLC, 1% owned by Noble Asset Company Limited

19	100% owned by Noble Drilling (Canada) Ltd.

20	100% owned by Triton International, Inc.

21	100% owned by Noble Drilling (Denmark) ApS

22	100% owned by Noble Asset Company Limited

23	Joint venture (owned 82% by Noble Asset Company Limited)

24	100% owned by Noble Enterprises Limited (70% in the case of Noble Drilling (Malaysia) Sdn. Bhd.)

25	100% owned by Noble International Limited

26	100% owned by Noble Drilling (N.S.) Limited

27	100% owned by Noble Drilling Asset (M.E.) Ltd.

28	100% owned by Bawden Drilling International Ltd.